UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-k

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/12/2007

Delphax Technologies Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10691

Minnesota	41-1392000
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6100 West 110th Street
Bloomington, Minnesota 55438-2664
(Address of principal executive offices, including zip code)

952-939-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

Delphax Technologies Inc. announced that at a special meeting of shareholders held on July 12, 2007, shareholders approved the company's previously announced proposed financing transaction with an affiliate of Whitebox Advisors, LLC. The company expects to close the transaction in its fourth fiscal quarter, which began July 1.

Item 9.01.    Financial Statements and Exhibits

(d)
99.1 Press release dated July 12, 2007 - Delphax Technologies Shareholders Approve Proposed Financing Transaction with Affiliate of Whitebox Advisors, LLC

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delphax Technologies Inc.

Date: July 12, 2007	By:	/s/ Gregory S. Furness
Gregory S. Furness
Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated July 12, 2007 - Delphax Technologies Shareholders Approve Proposed Financing Transaction with Affiliate of Whitebox Advisors, LLC